                                                                    Exhibit 25.1

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                          THE HUNTINGTON NATIONAL BANK
               (Exact name of trustee as specified in its charter)

                                                                                                 31-0966785
(Jurisdiction of incorporation or organization                         (IRS Employer Identification Number)
if not a U.S. national bank)

41 S. High Street
Columbus, Ohio                                                                                   43215
(Address of principal executive offices)                                                         (Zip Code)

                        Ralph K. Frazier, General Counsel
                          The Huntington National Bank
                           41 S. High Street - HC3412
                              Columbus, Ohio 43215
                               Tel: (614) 480-4647
            (Name, address and telephone number of agent for service)

                            EMPLOYEE SOLUTIONS, INC.
               (Exact name of obligor as specified in its charter)

Arizona                                                                                 86-0676898
(State or other jurisdiction of                                        (IRS Employer Identification Number)
incorporation or organization)

4225 North 24th Street
Phoenix, AZ                                                                             85016
(Address of principal executive offices)                                                (Zip Code)

                       EMPLOYEE SOLUTIONS, INC. 10% SENIOR
                            NOTES DUE 2004, SERIES B
                                 Debt Securities
                       (Title of the indenture securities)

                                     GENERAL

Pursuant to General Instruction B of the Form T-1, the applicant is providing responses to only Items 1, 2, and 16 of the Form T-1 since the obligor is not in default.

Item 1.  General Information
          Furnish the following information as to the trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

Office of the Comptroller of the Currency                     Federal Deposit Insurance Corporation
Central District                                              Chicago Region
One Financial Plaza                                           30 South Wacker Drive
440 South LaSalle, Suite 2700                                 Chicago, Illinois 60505
Chicago, Illinois 60605

Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Federal Reserve Bank of Cleveland - District No. 4
1455 East Sixth Street
Cleveland, Ohio 44115

(b) Whether it is authorized to exercise corporate trust powers.
Yes.

Item 2.  Affiliations with the obligor.

              If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

16.  List of Exhibits

       List below all exhibits filed as a part of this Statement of Eligibility.

1. A copy of the Articles of Association of the Trustee as now in effect (see
Item 16, Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-80090 which is incorporated by reference).

2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Item 16, Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-80090, which is incorporated by reference).

3. A copy of the authorization of the Trustee to exercise corporate trust powers (see Item 16, Exhibit 3 to Form T-1 filed in connection with Registration Statement No. 33-80090, which is incorporated by reference).

4. A copy of the existing By Laws of the Trustee (see Item 16, Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-80090, which is incorporated by reference).

5.  Not applicable.

6. The consent of the Trustee required by Section 321 (b) of the Act (see Item 16, Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-80090, which is incorporated by reference).

7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority (see Item 16, Exhibit 7 to Form T-1 filed in connection with Registration Statement No. 333-34475, which is incorporated by reference).

8.  Not applicable.

9.  Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Huntington National Bank, a national association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Columbus and State of Ohio, on the 22nd day of October, 1997.

                                   THE HUNTINGTON NATIONAL BANK
                                             (Trustee)

                                   By:  /s/ Donna L. Shutek
                                      -----------------------------------------
                                   Donna L. Shutek, Assistant Vice President
                                           (Name and Title)